P. C. WOO & CO.
胡百全律師事務所

SOLICITORS & NOTARIES, AGENTS FOR TRADEMARKS & PATENTS

APL Member of International Association of Practising Lawyers, an alliance of international law firms, headquartered in Switzerland. www.iapl.org

Founding member of Perfectus Alliance (百全律師聯盟), an alliance of law firms from Hong Kong and Mainland China, headquartered in Hong Kong. www.perfectusalliance.com

Hong Kong Office:
香港辦事處
Head Office 總辦事處
12th Floor, Prince's Building,
10 Chater Road, Central, Hong Kong
香港中環遮打道10號太子大廈12樓
Tel : (852) 2533 7700
Fax: (852) 2810 1179
Interchange No.: DX-009166 Central 1
E-Mail: pcw@pcwoo.com.hk
Web Site: http://www.pcwoo.com

New Territories Office 新界辦事處
Room 1505, Metroplaza Tower 2,
223 Hing Fong Rd., Kwai Chung, N.T.
香港新界葵涌興芳路223號
新都會廣場第二座1505室
Tel : (852) 2429 6316
Fax: (852) 2422 0732
E-Mail: kwaifong@pcwoo.com.hk

Chengdu Representative Office:
成都代表處
Suite K, 7th Floor, First City Plaza,
308 Shuncheng St., Chengdu,
P. R. China 610017
中國成都順城大街308號冠城廣場7樓K座
Tel : (8628) 8652 8737
Fax: (8628) 8652 8095
E-Mail: chengdu@pcwoo.com.hk

Nanjing Representative Office:
南京代表處
Room 1212, 12th Floor,
Tianan International Mansion,
122 South Zhongshan Road, Nanjing,
P. R. China 210005
中國南京中山南路122號
天安國際大廈12樓1212室
Tel : (8625) 5792 3773
Fax: (8625) 5792 3778
E-Mail: nanjing@pcwoo.com.hk

Our Ref. : 104089: LH:LKM:gw

Your Ref. :

Direct Tel : 2533 7616
Direct Fax : 2877 5538
Date : 26th August 2008

Sinobiopharma, Inc.
2820 W. Charleston Blvd.,
Suite 22, Las Vegas, NV89102

Delvin Jesen
555 W. Hasting St.,
Suite 2550, Vancouver, BC,
Canada V6B 4N5
Attn: Mr. Michael Shannon

BY FAX & BY POST

Dear Sirs,

Re: Legal Opinion on Big Global Limited (the "Company")

1. We are lawyers qualified to practise law in the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and have been asked to provide you with the legal opinion as set out below.

2. Our legal opinion is based upon the following documents furnished to us:

   (a) copy of Certificate of Incorporation of the Company dated 26th November 2007;

   (b) original Memorandum and Articles of Association of the Company dated 20th November 2007;

   (c) received copy of Companies Registry Form D1 (Notification of First Secretary and Director) of the Company dated 13th December 2007;

   (d) received copy of Companies Registry Form D3 (Consent to Act as Director or Alternate Director) of the Company dated 13th December 2007;

   (e) received copy of Companies Registry Form R1 (Notification of Situation of Registered Office) of the Company dated 13th December 2007;

   (f) copy of Register of Members of the Company;

(g) copy of Register of Directors of the Company;

(h) original Business Registration Certificate of the Company dated 26th November 2007;

(i) original Share Certificate of the Company in the name of Dongying Pharmaceutical Co. Limited;

(j) original Memorandum in Writing of the First Director of the Company made pursuant to Article 106(c) of the Articles of Association of the Company dated 13th May 2008;

(k) original Memorandum in Writing of the First Director of the Company made pursuant to Article 106(c) of the Articles of Association of the Company dated 13th December 2007; and

(l) original Letter of Acceptance of Appointment as the Secretary of the Company issued by Wooco Secretarial Services Limited dated 26th November 2007.

(all of the above documents are hereinafter referred to as "Documents")

We have reviewed and made such investigation of law as we have deemed necessary or advisable.

3. Based on the foregoing, and subject to the qualifications expressed below, our opinion is as follows:

   (a) The Company is a company duly incorporated in Hong Kong with limited liability under the Companies Ordinance (Chapter 32 of the Laws of Hong Kong) (the "Companies Ordinance"). It is a separate legal entity and is subject to suit in its own name.

   (b) The Company has obtained the necessary documents for its activation, including the Certificate of Incorporation and Memorandum and Articles of Association, and has filed the Companies Registry Forms D1, D3, and R1 as required under the Companies Ordinance.

   (c) As at the date of this letter, Dongying Pharmaceutical Co. Ltd. is the registered owner of the entire issued share capital of the Company.

4. The opinions set forth above are subject to the following qualifications and limitations:

   (a) the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies and the authenticity of such originals;

   (b) the genuineness of all signatures and seals;

(c) our searches at the Companies Registry of Hong Kong were then accurate and have not since been altered and that such searches did not fail to disclose any information which had been delivered for registration/filing but did not appear from the information available at the time of our searches or fail to elicit any material information; and

(d) the accuracy of any and all representations of fact expressed in or implied by the documents we have examined.

5. This opinion is confined to and given on the basis of the laws of Hong Kong as they are in force at the date of this opinion. We have made no investigation of, and express no opinion on, the laws of any other jurisdiction.

6. This opinion is furnished by us, solely for your benefit upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever, and this opinion may not be quoted or relied upon by any other person without our prior written consent.

Yours faithfully,

P. C. Woo & Co.

P. C. Woo & Co.